SUPPLEMENT DATED DECEMBER 10, 2003
to the
PROSPECTUS DATED MAY 1, 2003
for
PROTECTIVE VARIABLE ANNUITY II
PROTECTIVE VARIABLE ANNUITY
PROTECTIVE ADVANTAGE® VARIABLE ANNUITY
ELEMENTS® CLASSIC VARIABLE ANNUITY
ELEMENTS® ACCESS VARIABLE ANNUITY

Issued by Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
1-800-456-6330

        On December 9, 2003, the shareholders of Protective Investment Company ("PIC") approved the reorganization (the "Reorganization") of the PIC Funds. Under the Reorganization, five of the PIC Funds will be acquired by the following corresponding funds of the Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"):

Protective CORESM U.S. Equity Fund	Goldman Sachs CORESM U.S. Equity Fund
Protective Capital Growth Fund	Goldman Sachs Capital Growth Fund
Protective Small Cap Value Fund	Goldman Sachs CORESM Small Cap Equity Fund
Protective International Equity Fund	Goldman Sachs International Equity Fund
Protective Growth and Income Fund	Goldman Sachs Growth and Income Fund

The PIC Protective Global Income Fund will be liquidated and the proceeds will be reinvested by Protective Life Insurance Company in Oppenheimer Variable Account Funds' Strategic Bond Fund/VA. The Reorganization will be effected on December 19, 2003.

        As a result of the Reorganization, all Contract Owners' investments in any of the PIC Funds will become investments in the corresponding Goldman Sachs VIT Fund or the OppenheimerFunds Strategic Bond Fund/VA. After the Reorganization, the PIC Funds will cease to exist and will not be available as investment options in any Owner's Contract. After the Reorganization, Contract Owners may allocate Purchase Payments or transfer Contract Value to sub-accounts investing in any of the Goldman Sachs VIT Funds described below in addition to the other investment options available in the Owner's Contract.

        The Goldman Sachs VIT Funds

        The Goldman Sachs VIT Funds are managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International. Shares of the Goldman Sachs VIT Funds are offered only to (1) the Variable Acount, (2) other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors, but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Goldman Sachs VIT Fund for details about the Fund.

        Goldman Sachs International Equity Fund.

                Long-term growth of capital.

        Goldman Sachs CORESM Small Cap Equity Fund.

                Long-term growth of capital.

        Goldman Sachs CORESM U.S. Equity Fund.

                Long-term growth of capital and dividend income.

        Goldman Sachs Mid Cap Value Fund.

                Long-term capital appreciation.

        Goldman Sachs Growth and Income Fund.

                Long-term growth of capital and growth of income.

        Goldman Sachs Capital Growth Fund.

                Long-term growth of capital.

        There is no assurance that the stated objectives and policies of any of the Goldman Sachs VIT Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

        The Goldman Sachs VIT Funds have investment objectives and policies similar to other mutual funds having similar names that are managed by Goldman Sachs Asset Management L.P. and Goldman Sachs Asset Management International. The investment results of the Goldman Sachs VIT Funds, however, may be more or less favorable than the results of such other mutual funds.

        Please see "Other Information about the Funds," "Other Investors in the Funds" and "Voting Rights" in the prospectus for your Contract for other important information that is applicable to all funds available in your Contract, including the Goldman Sachs VIT Funds.

        This supplement should be retained with the prospectus for your Contract for future reference.